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AXA Equitable Life Insurance Company

Supplement dated December 7, 2016 to the prospectus for the American Dental Association Members Retirement Program dated May 1, 2016

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This Supplement modifies certain information in the above-referenced
Prospectus. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to notify you of changes to the Money Market Options under the Members Retirement Program. Please note the following:

   Money Market Guarantee Account closed to new money.

Effective January 27, 2017, the Money Market Guarantee Account will be closed to new contributions and loan repayments. You will be able to maintain any amounts you have in the Money Market Guarantee Account as of January 26, 2017, but you will not be able to transfer or contribute any additional amounts to that account after that date. Any amounts that remain in the Money Market Guarantee Account will continue to accrue interest as described in your Prospectus.

You will be able to transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you will not be able to transfer any such amounts back into the Money Market Guarantee Account after January 26, 2017.




   Copyright 2016 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234

                   Form No. IM-22-16 (12/16)         Catalog No. 157108 (12/16)
                   ADA New Biz/Inforce                                  #496877